Exhibit 99.1

ART ADVANCED RECOGNITION TECHNOLOGIES, INC.

CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2004 AND 2003

ART ADVANCED RECOGNITION TECHNOLOGIES, INC.

CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2004 AND 2003
US $ IN THOUSANDS

CONTENTS

Page

1	Report of Independent Registered Public Accounting Firm

2	Consolidated balance sheets

3	Consolidated statements of operations

4	Statement of changes in stockholders’ equity

5	Consolidated statement of cash flows

6 – 20	Notes to consolidated financial statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders of

ART ADVANCED RECOGNITION TECHNOLOGIES, INC.

     We have audited the accompanying consolidated balance sheets of ART Advanced Recognition Technologies, Inc. (“the Company”) and its subsidiary as of December 31, 2004 and 2003, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company and its subsidiary as of December 31, 2004 and 2003, and the consolidated results of their operations and cash flows for each of the two years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States.

/s/ KOST FORER GABBAY & KASIERER
Tel-Aviv, Israel	KOST FORER GABBAY & KASIERER
January 17, 2005	A Member of Ernst & Young Global

ART ADVANCED RECOGNITION TECHNOLOGIES, INC.

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31
US $ IN THOUSANDS

	2004	2003
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,863	$2,539
Marketable securities	35	32
Trade receivables	553	94
Other receivables and prepaid expenses	147	257

Total current assets	4,598	2,922

LONG-TERM LEASE DEPOSIT	45	45

SEVERANCE PAY FUND	492	434

PROPERTY AND EQUIPMENT, NET	740	295

Total assets	$5,875	$3,696

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Trade payables	$321	$221
Accrued expenses and other liabilities	870	765

Total current liabilities	1,191	986

ACCRUED SEVERANCE PAY	741	606

STOCKHOLDERS’ EQUITY:
Convertible Preferred stock of $0.001 par value:
Authorized- 15,000,000 shares at December 31, 2004 and 2003; Issued and outstanding- 10,340,382 and 4,405,299 shares at December 31, 2004 and 2003, respectively; (Aggregate liquidation preference of $15,600 at December 31, 2004)	34	28
Common stock of $0.001 par value:
Authorized- 30,000,000 shares at December 31, 2004 and 2003; Issued and outstanding- 1,833,653 and 1,826,682 shares at December 31, 2004 and 2003, respectively	8	8
Additional paid-in capital	27,180	22,906
Treasury stock (376,392 shares of Common stock of $0.001 par value at December 31, 2004 and 2003)	(30)	(30)
Accumulated deficit	(23,249)	(20,808)

Total stockholders’ equity	3,943	2,104

Total liabilities and stockholders’ equity	$5,875	$3,696

The accompanying notes are an integral part of these consolidated financial statements.

ART ADVANCED REGONITION TECHNOLOGIES

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED
DECEMBER 31

US $ IN THOUSANDS

	2004	2003
Revenues	$4,879	$3,948

Operating expenses:

Cost of revenues and research and development	4,222	2,856
Selling and marketing	1,691	1,744
General and administrative	1,366	836

Total operating expenses	7,279	5,436

Operating loss	(2,400)	(1,488)
Financial income, net	49	55
Other income, net	44	16

Loss before income tax expense	(2,307)	(1,417)
Income tax expense	134	85

Net loss	$(2,441)	$(1,502)

The accompanying notes are an integral part of these consolidated financial statements.

ART ADVANCED RECOGNITION TECHNOLOGIES, INC.

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31

US $ IN THOUSANDS

			Additional			Total
	Preferred	Common	paid-in	Treasury	Accumulated	stockholders’
	stock	stock	capital	stock	deficit	equity
Balance as of January 1, 2003	$26	$7	$21,123	$(30)	$(19,306)	$1,820

Issuance of Preferred stock to investors, net	3	—	1,783	—	—	1,786
Conversion of Preferred stock into Common stock	(1)	1	—	—	—	—
Net loss	—	—	—	—	(1,502)	(1,502)

Balance of December 31, 2003	28	8	22,906	(30)	(20,808)	2,104

Issuance of Preferred stock to investors, net	6	—	4,270	—	—	4,276
Exercise of stock options	—	*) —	4	—	—	4
Net loss	—	—	—	—	(2,441)	(2,441)

Balance as of December 31, 2004	$34	$8	$27,180	$(30)	$(23,249)	$3,943

*)	Represents an amount lower than $ 1.

The accompanying notes are an integral part of these consolidated financial statements.

ART ADVANCED RECOGNITION TECHNOLOGIES, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31

US $ IN THOUSANDS

	2004	2003
Cash flows from operating activities:

Net loss	$(2,441)	$(1,502)
Adjustments required to reconcile net loss to net cash used in operating activities:
Depreciation	153	129
Trading marketable securities, net	(3)	695
Accrued severance pay, net	77	61
Decrease (increase) in trade receivables	(459)	844
Decrease in other receivables and prepaid expenses	110	236
Increase in trade payables	100	8
Increase (decrease) in accrued expenses and other liabilities	105	(567)
Other	(44)	67

Net cash used in operating activities	(2,402)	(29)

Cash flows from investing activities:
Purchase of property and equipment	(646)	(112)
Proceeds from sale of property and equipment	92	56
Proceeds from redemption of restricted deposit	—	80

Net cash provided by (used in) investing activities	(554)	24

Cash flows from financing activities:

Proceeds from issuance of Preferred stock, net	4,276	1,786
Exercise of stock options	4	—

Net cash provided by financing activities	4,280	1,786

Increase in cash and cash equivalents	1,324	1,781
Cash and cash equivalents at the beginning of the year	2,539	758

Cash and cash equivalents at the end of the year	$3,863	$2,539

Supplemental disclosure of cash flow activities:

Taxes paid during the year	$103	$85

The accompanying notes are an integral part of these consolidated financial statements

ART ADVANCED RECOGNITION TECHNOLOGIES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004
US $ IN THOUSANDS

NOTE 1:- GENERAL

ART Advanced Recognition Technologies, Inc. (“ART” or “the Company”) was incorporated in 1990 under the laws of the state of Delaware. The Company has a wholly-owned subsidiary in Israel, ART Advanced Recognition Technologies, Ltd. (“ART Ltd.” or the “subsidiary”). The Company and its subsidiary design, develop and sell speech and handwriting recognition software products, which enable users to interact with and instruct a variety of electronic devices through handwriting and speech.

On November 14, 2004 the Company signed an agreement and plan of merger with ScanSoft Inc. (“the Plan of Merger Agreement”) under which ScanSoft will acquire all the outstanding shares of ART in cash consideration. The Plan of Merger Agreement was approved by the Company’s board of directors and stockholders. As part of the Plan of Merger Agreement, ScanSoft will pay an amount of approximately $ 2,500 to the employees of the Company and its subsidiary for the employees’ release, non-competition and waiver plan.

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”).

a.	Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

b.	Functional currency:

Most of the revenues of the subsidiary are generated in U.S. dollars (“dollars”). In addition, part of the costs of the subsidiary is incurred in dollars. The subsidiary’s management believes that the dollar is the primary currency of the economic environment in which the subsidiary operates. Thus, the functional currency of the subsidiary is the dollar.

Accordingly, monetary accounts maintained in currencies other than the dollar are remeasured into dollars in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 52 of the Financial Accounting Standards Board (“FASB”). All transaction gains and losses of the remeasurement of monetary balance sheet items are reflected in the statement of operations as financial income or expense, as appropriate.

c.	Principles of consolidation:

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. Intercompany transactions and balances have been eliminated upon consolidation.

d.	Cash equivalents:

Cash equivalents are short-term highly liquid investments that are readily convertible into cash with maturities of three months or less at the date acquired.

ART ADVANCED RECOGNITION TECHNOLOGIES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004
US $ IN THOUSANDS

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (Cont.)

e.	Marketable securities:

The Company accounts for investments in debt securities in accordance with SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities”. The Company has classified its marketable debt securities as trading securities. Trading securities are held for resale in anticipation of short-term market movements. Under SFAS No. 115, marketable securities classified as trading securities are stated at the quoted market price at each balance sheet date. Gains and losses (realized and unrealized) related to trading securities as well as interest on such securities are included as financial income or expense, as appropriate.

f.	Property and equipment:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets at the following annual rates:

%
Computers and peripheral equipment	33
Office furniture and equipment	6-15
Motor vehicles	15
Leasehold improvements	Over the term of the lease

g.	Impairment of long-lived assets:

The Company’s long-lived assets are reviewed for impairment in accordance with SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets” whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. In 2004, no impairment indicators have been identified.

h.	Severance pay:

Under Israeli law, ART Ltd. is required to make severance payments to dismissed employees (including officers) and to employees leaving employment under certain other circumstances.

The liability for severance pay is calculated pursuant to Israeli severance pay law based on the most recent salary of the employees multiplied by the number of years of employment, as of the balance sheet date. Employees are entitled to one month’s salary for each year of employment or a portion thereof. The Company’s liability for all of its subsidiary’s employees, is fully provided by monthly deposits with insurance policies and by an accrual. The value of these policies is recorded as an asset in the Company’s balance sheet.

ART ADVANCED RECOGNITION TECHNOLOGIES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004
US $ IN THOUSANDS

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (Cont.)

The deposited funds include profits accumulated up to the balance sheet date. The deposited funds may be withdrawn only upon the fulfillment of the obligation pursuant to Israeli severance pay law or labor agreements. The value of the deposited funds is based on the cash surrendered value of these policies, and includes immaterial profits.

Severance expenses for the years ended December 31, 2004 and 2003 amounted to $ 248 and $ 172, respectively.

i.	Income taxes:

The Company and its subsidiary account for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes”. This Statement prescribes the use of the liability method whereby deferred tax assets and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company and its subsidiary provide a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value.

j.	Revenue recognition:

The Company and its subsidiary generate revenues from licensing the right to use their software products.

The Company accounts for software sales in accordance with Statement Of Position 97-2, “Software Revenue Recognition”, as amended (“SOP 97-2”). Revenue from licensing the right to use the Company’s software is recognized when persuasive evidence of an agreement exists, delivery of product has occurred, no significant obligation with regard to implementation remain, the fee is fixed or determinable and collectability is probable. Sales arrangements with specific acceptance terms are not recognized until the customer has confirmed that the product has been accepted.

The Company and its subsidiary are entitled to royalties from their customers upon sublicensing their products to end-users. Running royalties due from these customers are recognized when the customers report such royalties to the Company and its subsidiary. Non-refundable up-front payments on account of future royalties are recognized when the payment is due provided that no future obligation exists.

ART ADVANCED RECOGNITION TECHNOLOGIES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004
US $ IN THOUSANDS

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (Cont.)

k.	Research and development costs:

Research and development costs, net of grants received, are charged to the statement of operations as incurred. SFAS No. 86 “Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed” requires capitalization of certain software development costs subsequent to the establishment of technological feasibility.

Based on the product development process of the Company and its subsidiary, technological feasibility is established upon completion of a working model. Costs incurred by the Company and its subsidiary between completion of the working models and the point at which the products are ready for general release, were insignificant. Therefore, all research and development costs have been expensed as incurred.

l.	Accounting for stock-based compensation:

The Company has elected to follow Accounting Principles Board Opinion No. 25 “Accounting for Stock Issued to Employees” (“APB No. 25”) and FASB Interpretation No. 44 “Accounting for Certain Transactions Involving Stock Compensation” in accounting for its employee stock option plans. Under APB No. 25, compensation is measured as the difference between the market price of the underlying shares of stock and the exercise price of the Company’s stock options on the measurement date. Such compensation is recognized as an expense over the option’s vesting period.

Pro forma information regarding net loss is required by SFAS No. 123 “Accounting for Stock-Based Compensation” (as amended by SFAS No. 148, “Accounting for Stock-Based Compensation - transition and disclosure”), and has been determined as if the Company had accounted for its employee options under the fair value method prescribed by that statement. The fair value for these options was estimated at the date of grant using the Minimum-Value option pricing model with the following assumptions: risk-free interest rates of 6%, 4.3%, 1.7% and 3.5% for options granted in the years 2000, 2001, 2002 and 2004, respectively, dividend yields of 0% and expected life of the options of 4 years for all grants.

Pro forma information under SFAS No. 123:

	Year ended
	December 31,
	2004	2003
Net loss as reported	$(2,441)	$(1,502)
Deduct: Stock-based compensation expense determined under fair value method for all awards	(14)	(23)

Pro forma net loss	$(2,455)	$(1,525)

m.	Advertising expenses:

Advertising expenses are charged to the statement of operations, as incurred. Advertising expenses for the years ended December 31, 2004 and 2003 were negligible.

ART ADVANCED RECOGNITION TECHNOLOGIES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004
US $ IN THOUSANDS

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (Cont.)

n.	Concentrations of credit risks:

Financial instruments that potentially subject the Company and its subsidiary to concentrations of credit risk consist principally of cash and cash equivalents, marketable securities and trade receivables.

Cash and cash equivalents are invested in major financial institutions in the United States and in Israel. Such deposits in the United States may be in excess of insured limits and are not insured in other jurisdictions. However, management believes that such financial institutions are financially sound and, accordingly, minimal credit risk exists with respect to these investments.

The Company’s marketable securities include investments in debentures of Israeli corporations and Israel Government debentures. Management believes that the corporations are financially sound, the portfolio is well diversified and, accordingly, minimal credit risk exists with respect to these marketable securities.

The trade receivables of the Company and its subsidiary are mainly derived from sales to customers located primarily in the United States, Europe and South-east Asia. The Company and its subsidiary perform ongoing credit evaluations of their customers’ financial condition. An allowance for doubtful accounts is determined with respect to those amounts that the Company has determined to be doubtful of collection. The Company and its subsidiary have no doubtful accounts as of December 31, 2004.

The Company has no off-balance-sheet concentrations of credit risk such as foreign exchange contracts, option contracts or other foreign hedging arrangements.

o	Fair value of financial instruments:

The Company and its subsidiary used the following methods and assumptions in estimating their fair value disclosures for financial instruments:

-	The carrying amounts of cash and cash equivalents, accounts receivable and accounts payable approximate their fair value due to the short-term maturity of such instruments.

-	The fair value for marketable securities is based on quoted market prices.

ART ADVANCED RECOGNITION TECHNOLOGIES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004
US $ IN THOUSANDS

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (Cont.)

p.	Impact of recently issued accounting standards:

On December 16, 2004, the FASB issued Statement No. 123 (revised 2004), Share-Based Payment (“Statement 123R”), which is a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation (“Statement 123”). Generally, the approach in Statement 123(R) is similar to the approach described in Statement 123. However, Statements 123 permitted, but not required, share-based payments to employees to be recognized based on their fair values while Statement 123(R) requires all share-based payments to employees to be recognized based on their fair values. Statement 123R also revises, clarifies and expands guidance in several areas, including measuring fair value, classifying an award as equity or as a liability and attributing compensation cost to reporting periods. Public entities (other than those filing as small business issuers) will be required to apply SFAS 123(R) as of the first interim or annual reporting period that begins after June 15, 2005. The provisions of SFAS 123(R) will be effective for nonpublic entities in fiscal years beginning after December 15, 2005. The Company has not yet determined the impact of applying the various provisions of SFAS 123(R).

NOTE 3:- OTHER RECEIVABLES AND PREPAID EXPENSES

	December 31,
	2004	2003
Government authorities	$18	$37
Prepaid expenses	111	135
Other	18	85

	$147	$257

NOTE 4:- PROPERTY AND EQUIPMENT, NET

Cost:
Computers and peripheral equipment	$1,003	$906
Office furniture and equipment	215	192
Motor vehicles	572	290
Leasehold improvements	183	16

	1,973	1,404

Accumulated depreciation	(1,233)	(1,109)

Depreciated cost	$740	$295

Depreciation expenses for the years ended December 31, 2004 and 2003 were $ 153 and $ 129, respectively.

ART ADVANCED RECOGNITION TECHNOLOGIES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004
US $ IN THOUSANDS

NOTE 5:- ACCRUED EXPENSES AND OTHER LIABILITIES

	December 31,
	2004	2003
Employee and payroll accruals	$510	$665
Accrued expenses	274	43
Government authorities	86	57

	$870	$765

NOTE 6:- COMMITMENTS AND CONTINGENT LIABILITIES

a.	Royalties:

1.	ART Ltd. participates in programs sponsored by the Israeli Government for the support of research and development activities. Through December 31, 2004, ART Ltd. had recorded grants from the Office of the Chief Scientist in the Israeli Ministry of Industry and Trade (“OCS”) aggregating approximately $ 4,300 for certain of its research and development projects. No grants were received during 2004. ART Ltd. is obligated to pay royalties to the OCS, amounting to 3%-5% of the consolidated revenues of the Company, up to an aggregate amount equal to 100%-150% of the grants received, linked to the dollar, and for grants received after January 1, 1999, also bearing interest at the rate of LIBOR. As of December 31, 2004, the aggregate contingent liability to the OCS was approximately $ 3,986.

Total royalties accrued or paid amounted to $ 182 and $ 104 for the years ended December 31, 2004 and 2003, respectively, and were recorded as part of “Cost of sales and research and development” in the statement of operation.

2.	The Company is committed to pay royalties to certain software vendors based on future sales of certain products, as defined in the agreements. The royalties will be paid over various periods.

b.	Lease commitments:

The Company and its subsidiary rent their facilities under operating lease agreements for periods ending in 2006. Future minimum annual payments under non-cancelable operating leases are as follows:

Year ended December 31,	Operating leases
2005	$99
2006	85

$184

Rent expenses for the years ended December 31, 2004 and 2003 were $ 100 and $ 145, respectively.

ART ADVANCED RECOGNITION TECHNOLOGIES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004
US $ IN THOUSANDS

NOTE 6:- COMMITMENTS AND CONTINGENT LIABILITIES (Cont.)

c.	Litigation:

In 2000, a former founder and stockholder (“the Former Founder”) of the Company filed a lawsuit and sought injunctive relief against the Company. This Former Founder alleged false representation, breach of good faith in negotiation and breach of the obligation to disclose information with respect to share purchase agreement signed on April 20, 1997. The Company, based on the advice of its legal counsel, rejected the Former Founder’s claim. The District Court in Israel rejected the Former Founder’s motion for injunctive relief, and the Former Founder appealed on this decision to the Supreme Court. The appeal was rejected by the Supreme Court. The parties have finished the evidence sessions and all witnesses have been cross-examined. The Company intends to submit its summations after the plaintiff will submit his own. The Company, based on the advice of its legal counsel, believes it has good defenses and that the claim will not result in a material adverse effect to its financial position and results of operations and, therefore, has not made any provision in respect thereof.

d.	Warranty:

The Company grants a one-year warranty for its products. The Company evaluates estimated costs of products warranties based on historical experience under SFAS No. 5, “Accounting for Contingencies”, as interpreted by FIN No. 45 “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others”. To date, the Company has not encountered material costs of products warranties as a result of such warranties and has not accrued any liabilities in the financial statements.

NOTE 7: - STOCKHOLDERS’ EQUITY

a.	Composition of share capital:

	Issued and outstanding shares
	as of
	December 31,
	2004	2003
Shares of $0.001 par value:

Common stock	1,833,653	1,826,682
Preferred “A” stock	1,316,505	1,316,505
Preferred “B” stock	110,970	110,970
Preferred “C” stock	2,977,754	2,977,754
Preferred “D” stock	5,935,153	—

	12,174,035	6,231,911

b.	Issuance of Preferred stock:

In September 2003, the Company issued to certain investors 2,977,754 New Series C Preferred Stock, par value $ 0.001 per share for a total consideration of $ 1,856, ($ 0.62341 per share). Issuance expenses in the amount of $ 70 were deducted from additional paid in capital.

ART ADVANCED RECOGNITION TECHNOLOGIES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004
US $ IN THOUSANDS

NOTE 7: - STOCKHOLDERS’ EQUITY (Cont.)

In January 2004, the Company issued to certain investors 5,935,153 New Series D Preferred stock, par value of $ 0.001 per share for a total gross consideration of $ 4,333 ($ 0.73011 per share). Issuance expenses in the amount of $ 57 were deducted from additional paid-in capital.

c.	Shares rights:

Shares of Common stock confer upon their holders voting rights, the right to receive dividends, if and when declared, and the right to share in any excess assets upon liquidation of the Company.

Series A, B, C and D Preferred stock have voting rights on an as-converted basis and the right to receive cash dividends, if and when declared and liquidation preference. The holders of Series C and D Preferred stock are entitled to receive amount per share equal to two times of their original purchase price per share ($ 0.62341 and $ 0.73011, respectively) upon liquidation (including any merger or consolidation of the Company into or with another entity), plus declared and unpaid dividends with respect thereto. As of December 31, 2004, the Preferred C and D liquidation preferences amounted to approximately $ 8,700 and $ 3,700, respectively. Following the payment in full of the aggregate Series C and D liquidation preference amount, each holder of outstanding shares of Series A and B Preferred stock shall be entitled to be paid in cash, before any amount shall be paid or distributed to the holders of any Common stock, an amount per share equal to their original purchase price per share ($ 1.5692 and $ 10, respectively) upon liquidation, plus declared and unpaid dividends with respect thereto. As of December 31, 2004, the Preferred A and B liquidation preferences amounted to approximately $ 2,100 and $ 1,100, respectively.

Shares of Preferred stock are convertible into Common stock at the then applicable conversion rate. Conversion into Common stock is at the option of the holder at any time or automatically at the earlier of (i) the closing of the sale of stock pursuant to a registration statement under the Securities Act of 1933, as amended, in an underwritten public offering that nets the Company more than $ 25,000, and which has a public offering price of not less than five times the then-current per share Conversion Price applicable to the Series D Preferred stock (ii) the affirmative vote or written consent of the holders representing at least 75% of the then outstanding shares of Series C and D Preferred stock voting together as a single class and on as-converted basis.

d.	Stock Option Plan:

The Company has two stock option plans, the 1991 Stock Option Plan (“the 1991 Plan”) and the 2003 Israeli Stock Option Plan (“the 2003 Plan”). In 2003, the Company adopted the 2003 Plan and decided that options would no longer be granted under the 1991 Plan. Under the 2003 Plan, options may be granted to employees, officers, directors and consultants of the Company or its subsidiary. Each option granted under the Plan expires no later than ten years from the date of the grant. Options granted under the Plan are generally exercisable in installments vesting annually over a four-year period. Any stock options, which are canceled or not exercised within the stock option exercise period, become available for future grants. No options under the 2003 plan were granted. As of December 31, 2004, an aggregate of 2,102,589 options to purchase Common stock are still available for future grant.

ART ADVANCED RECOGNITION TECHNOLOGIES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004
US $ IN THOUSANDS

NOTE 7: - STOCKHOLDERS’ EQUITY (Cont.)

A summary of the activity in options to employees for years 2004 and 2003 is as follows:

	2004				2003
				Weighted		Weighted
				average		average
				exercise		exercise
	Note		Amount	price	Amount	price
Outstanding at the beginning of the year			235,175	$4.29	248,774	$4.29
Granted	(1)		890,273	0.15	—	—
Exercised			(6,971)	0.59	—	—
Forfeited	(1	)(2)	(707,897)	0.74	(13,599)	5

Outstanding at the end of the year	(1	)(3)(4)	410,580	$1.39	235,175	$4.29

Exercisable options at the end of the year			397,855	$1.27	171,010	$3.8

(1)	During 2004 the Company granted 890,273 options to its then CEO at an exercise price of $ 0.146 per share. In September 2004 the CEO’s employment was terminated. Pursuant to the termination of employment the 594,856 unvested options were forfeited. As of December 31, 2004 the remaining 295,417 options are fully vested and exercisable through September 30, 2005. Upon closing of the Plan of Merger agreement the options will be exercised.

(2)	113,041 options to purchase Common stock were forfeited due to termination of employment.

(3)	Pursuant to the Plan of Merger Agreement the Company notified certain of its employees holding an amount of 108,192 options to purchase Common stock, that they had 15 days notice to exercise their outstanding options. None of the employees exercised their options. Upon closing of the merger the options will be void.

(4)	Upon closing of the Plan of Merger agreement the 6,971 options will be exercised (in addition to the 295,417 options of the former CEO).

ART ADVANCED RECOGNITION TECHNOLOGIES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004
US $ IN THOUSANDS

NOTE 7: - STOCKHOLDERS’ EQUITY (Cont.)

The options outstanding as of December 31, 2004, have been presented by their exercise prices as follows:

		Weighted
	Options	average
	outstanding	remaining	Weighted	Options	Exercise
	at	contractual	average	exercisable at	price of
Exercise	December 31,	life	exercise	December 31,	options
price	2004	years	price	2004	exercisable

$0.15	295,417	0.75	$0.15	295,417	$0.15
$0.59	11,070	1.73	$0.59	11,070	$0.59
$ 5	104,093	5.74	$5	91,368	$5

	410,580		$0.16	397,855	$1.27

g.	Warrants:

In 1997, two former founders of the Company received warrants to purchase 37,638 shares of Common stock. Pursuant to the Plan of Merger Agreement, the Company notified the holders of these options that they had 15 days notice to exercise their outstanding warrants. None of the holders exercised their warrants. Upon closing of the merger these warrants will be void.

NOTE 8:- INCOME TAXES

a.	Domestic (U.S.A):

As of December 31, 2004, the Company had a net operating loss carryforward of approximately $ 6,850. The U.S. federal and state losses can be carried forward and offset against taxable income for 15-20 years.

b.	Foreign (Israel):

1.	As of December 31, 2004, ART Ltd. had net operating loss carryforward for Israeli tax purposes of approximately $ 12,400 that can be carried forward and offset against taxable income for an indefinite period.

2.	Measurement of taxable income:

Results for tax purposes are measured in real terms, in accordance with the changes in the Israeli Consumer Price Index (“CPI”) or changes in the exchange rate of the New Israeli Shekel (“NIS”) against the dollar for a “foreign investors” company. ART Ltd. has elected to measure its results for tax purposes on the basis of the changes in the exchange rate of the NIS against the dollar.

ART ADVANCED RECOGNITION TECHNOLOGIES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004
US $ IN THOUSANDS

NOTE 8:- INCOME TAXES (Cont.)

3.	Tax benefits under the Law for Encouragement of Capital Investments 1959 (“the Law”):

ART Ltd. has been granted by the Israeli Government an “Approved Enterprise” status for two investment programs under the Law. The first program was approved in 1996. In 2002, ART Ltd started the implementation of the second program, which has not yet been completed.

Undistributed Israeli income derived from the “Approved Enterprise” programs entitle ART Ltd. to a tax exemption for a period of two years and to a reduced tax rate of 10%-25% for an additional period of five to eight years (depending on the level of foreign-investment in ART). These tax benefits are subject to a limitation of the earlier of 12 years from commencement of operations, or 14 years from receipt of approval. Thereafter, ART Ltd’s income will be subject to the regular income tax rate. Because ART Ltd. had no taxable income in Israel, ART Ltd. has not yet realized any benefits under these programs.

The entitlement to the above benefits is conditional upon ART Ltd. fulfilling the conditions stipulated by the above Law, regulations published thereunder and the instruments of approval for the specific investments in the “Approved Enterprises.” In the event of failure to comply with these conditions, the benefits may be canceled and ART Ltd. may be required to refund the amount of the benefits, in whole or in part, including interest. As of December 31, 2004, management believes that ART Ltd. has met all of the aforementioned conditions.

The tax exempt profits that will be earned by ART Ltd.’s “Approved Enterprises” can be distributed to stockholders without imposing tax liability on ART Ltd. only upon the complete liquidation of ART Ltd. If these retained tax-exempt profits are distributed in a manner other than in the complete liquidation of ART Ltd., they would be taxed at the corporate tax rate applicable to such profits as if ART Ltd. had not elected the alternative system of benefits (10%-25%).

Income from sources other than the “Approved Enterprise” during the benefit period will be subject to tax at the regular corporate tax rate.

c.	Loss before income tax expense is comprised as follows:

	Year ended
	December 31,
	2004	2003
Domestic	$516	$(67)
Foreign	1,791	1,484

	$2,307	$1,417

ART ADVANCED RECOGNITION TECHNOLOGIES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004
US $ IN THOUSANDS

NOTE 8:- INCOME TAXES (Cont.)

d.	Income tax expense is comprised as follows:

	Year ended
	December 31,
	2004	2003
Current	$103	$85
Taxes in respect of prior years	31	—

Current	$134	85

Domestic	$31	—
Foreign	103	85

	$134	$85

Income tax expense represents withholding taxes on royalties.

e.	Deferred tax assets:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the deferred tax assets of the Company and its subsidiary are as follows:

	Year ended
	December 31,
	2004	2003
Net operating losses carryforward	$2,395	$2,031
Other	20	17

	2,415	2,048
Valuation allowance	(2,415)	(2,048)

Net deferred tax asset	$—	$—

The Company and its subsidiary have provided a valuation allowance in respect of deferred tax assets resulting from tax loss carryforward and other differences. Management currently believes that since the Company and its subsidiary have a history of losses it is more likely than not that the deferred tax regarding the loss carryforward and other temporary differences will not be realized in the foreseeable future.

ART ADVANCED RECOGNITION TECHNOLOGIES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004
US $ IN THOUSANDS

NOTE 9:- CUSTOMERS AND GEOGRAPHIC INFORMATION

a.	Summary information about geographic areas:

The Company operates in one industry segment (see Note 1 for a brief description of the Company’s business). The following data is presented in accordance with SFAS No. 131, “Disclosure About Segments of an Enterprise and Related Information”. Total revenues are attributed to geographic areas based on the location of end customers.

The following presents total revenues and long-lived assets for the years ended December 31, 2004 and 2003 and as of December 31, 2004 and 2003, respectively:

	2004		2003
	Total	Long-lived	Total	Long-lived
	revenues	assets	revenues	assets
United States	$1,512	$14	$1,569	$16
Korea	2,066	—	1,260	—
South-east Asia (excluding Korea)	607		291	—
Europe	540	—	755	—
Israel	154	726	73	279

	$4,879	$740	$3,948	$295

b.	Major customer data as a percentage of total revenues:

	Year ended
	December 31,
	2004	2003
Customer A	42%	32%
Customer B	28%	36%
Customer C	9%	—
Customer D	4%	13%

	83%	81%

ART ADVANCED RECOGNITION TECHNOLOGIES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004
US $ IN THOUSANDS

NOTE 10:- SELECTED STATEMENT OF OPERATIONS DATA

	Year ended
	December 31,
	2004	2003
a. Financial income, net:

Financial income:
Interest	$61	$23
Gain on trading marketable securities	9	—
Foreign currency translation	—	54

	70	77

Financial expenses:

Foreign currency translation	(15)	—
Loss on trading marketable securities	—	(22)
Other	(6)	—

	(21)	(22)

	$49	55

b. Other income, net:

Capital gain on sale of property and equipment	$50	$16

Capital loss on sale of property and equipment	(6)	—

	$44	$16